Exhibit 10.10

DECLARATION OF TRUST

Made this 16th day of August, 2006.

WHEREAS

1.     Silver Dragon Resources Inc. (the "Beneficiary") does not have a brokerage account for the purpose of purchasing and selling marketable securities.

2.     Travellers International Inc. (the "Trustee") does have a brokerage account.

3.     The Trustee agreed to purchase marketable securities on behalf of the Beneficiary with funds provided by the Beneficiary.

4.     The Beneficiary provided the Trustee with the sum of $1,000,000.00 (the "Funds Advanced") for the purpose of buying marketable securities on behalf of the Beneficiary.

5.     The Trustee purchased the following marketable securities (the "Securities") using the entire amount of the Funds Advanced:

ISHARES SILVER TRUST (SLV)	2,500 SHARES
QUALCOMM (QCOM)	35,000 SHARES

NOW THEREFORE THIS DECLARATION WITNESSES:

1.     The undersigned hereby acknowledges and confirms that the interest in the said Securities is held for and solely on behalf of the Beneficiary.

2.     This Declaration of Trust shall be binding upon and enure to the benefit of the heirs, executors, administrators, successors and assigns of the undersigned.

3.     We hereby acknowledge that we:

(a) understand our rights and obligations under this Declaration of Trust;
(b) understand the nature and effect of this Declaration of Trust;
(c) acknowledge that the provisions of this Declaration of Trust are equitable in all circumstances;
(d) are signing this Declaration of Trust voluntarily.

IN WITNESS WHEREOF the undersigned have set their hands and seals.

SIGNED, SEALED AND DELIVERED ) TRAVELLERS INTERNATIONAL INC.
In the Presence of	)
)
) Per: _________________________
) MARC HAZOUT - President
)

In consideration of the Trustee agreeing to act as trustee and executing the Declaration of Trust herein, the undersigned hereby covenants and agrees to indemnify and save harmless the Trustee from any and all liabilities arising out of the trusteeship of the said Trustee

Dated this 16th day of August, 2006
SILVER DRAGON RESOURCES INC.

Per:
MARC HAZOUT - President